UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   Retirement of Director

Boh A. Dickey retired from the Clearwater Paper Corporation (the “Company”) Board of Directors (the “Board of Directors) effective as of the end of his current term on May 13, 2018, pursuant to the Company’s mandatory Directors’ retirement policy contained in its Corporate Governance Guidelines.  Mr. Dickey served as a founding member of the Board of Directors, including as Chair of the Board and as a member of the Audit Committee, including as Chair of the Audit Committee.

In connection with the retirement of Mr. Dickey the size of the Board of Directors was reduced to seven Directors effective May 14, 2018.

Item 5.07Submission of Matters to a Vote of Security Holders

The matters listed below were submitted to a vote of stockholders at the Annual Meeting through the solicitation of proxies, and the proposals are described in the Proxy Statement. The certified results of the stockholder vote were as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class I Directors to hold office until the 2021 Annual Meeting of Stockholders or until the respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Linda K. Massman	11,788,874	2,679,000	115,887	1,063,940
Alexander Toeldte	11,996,057	2,443,662	144,042	1,063,940

Proposal 2 – Ratification of the Appointment of KPMG, LLP as Independent Registered Public Accounting Firm for 2018

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2018:

For	Against	Abstain
15,170,320	179,997	297,384

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulations S-K was approved, on an advisory basis, by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
7,644,788	6,805,798	133,175	1,063,940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary